UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 24, 2008

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2008 the Management Development & Compensation Committee ("Committee") of the Board of Directors of Financial Institutions, Inc. (Company"), in connection with the Company’s management succession plan, entered into voluntary retirement agreements with two executives named in the Company’s 2008 proxy statement. Key elements of the agreements approved by the Committee are as follows:

James T. Rudgers, Executive Vice President and Chief of Community Banking will retire effective June 30, 2009. The Company shall make one hundred and twenty (120) equal monthly payments to Mr. Rudgers of $6,250, less required deductions and withholdings beginning with the first regular pay period of January 2010. Mr. Rudgers’ participation in non-vested fringe benefits of the Company shall cease effective the date of retirement and he will also agree to the Company’s non-compete covenants. In addition, Mr. Rudgers will provide consulting services to the Company for a two-year period beginning July 1, 2009 and the Company shall make twenty-four (24) equal monthly payments to Mr. Rudgers of $4,166.66 beginning with the first regular pay period of July 2009. A copy of the Voluntary Retirement Agreement between the Company and Mr. Rudgers is attached as Exhibit 10.1.

Ronald A. Miller, Executive Vice President and Chief Financial Officer will retire effective March 31, 2010. The Company shall make one hundred and twenty (120) equal monthly payments to Mr. Miller of $5,500, less required deductions and withholdings beginning with the first regular pay period of October 2010. Mr. Miller’s participation in non-vested fringe benefits of the Company shall cease effective the date of retirement. A copy of the Voluntary Retirement Agreement between the Company and Mr. Miller is attached as Exhibit 10.2.

Also attached as Exhibit 99.1 is press release announcing these actions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

September 26, 2008	By:	Ronald A. Miller

Name: Ronald A. Miller
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Voluntary Retirement Agreement dated September 24, 2008 between Five Star Bank and James T. Rudgers
10.2	Voluntary Retirement Agreement dated September 24, 2008 between Five Star Bank and Ronald A. Miller
99.1	Press Release dated September 26, 2008